                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE


                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


  Date of Report (Date of Earliest Event Reported):  October 16, 1995



                          NATIONSBANK CORPORATION
---------------------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)




     North Carolina                 1-6523             56-0906609
------------------------         -----------      -------------------
(State of Incorporation)         (Commission      (IRS Employer
                                 File Number)     Identification No.)





    NationsBank Corporate Center, Charlotte, North Carolina 28255
---------------------------------------------------------------------
      (Address of Principal Executive Offices)             (Zip Code)




                         (704) 386-5000
---------------------------------------------------------------------
       (Registrant's Telephone Number, including Area Code)

ITEM 5.  OTHER EVENTS.


        Release of Third Quarter Earnings. On October 16, 1995, the Registrant announced financial results for the third quarter of fiscal 1995, reporting quarterly earnings of $530 million and earnings per common share of $1.95. A copy of the press release announcing the results of the Registrant's quarter ended September 30, 1995 is included as Exhibit 99.1 hereto.



ITEM 7. EXHIBITS.


        The following exhibit is filed herewith:


Exhibit No.      Description of Exhibit
-----------      ----------------------

99.1 Press Release dated October 16, 1995 with respect to the Registrant's financial results for the quarter ended September 30, 1995.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            NATIONSBANK CORPORATION



                                            By: /s/ Marc Oken
                                                -------------------------
                                                Marc D.Oken
                                                Chief Accounting Officer




Dated:  October 19, 1995

                                 EXHIBIT INDEX



Exhibit No.      Description of Exhibit
-----------      ----------------------

99.1             Press Release dated October 16, 1995
                 with respect to the Registrant's
                 financial results for the quarter
                 ended September 30, 1995.